UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2022

Apollo Endosurgery, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35706	16-1630142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 S. Capital of Texas Highway Building 1, Suite #300 Austin, Texas 78746 (Address of principal executive offices) (Zip Code)
(512) 279-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	APEN	The Nasdaq Global Market

Item 7.01    Regulation FD Disclosure.
On July 13, 2022, Apollo Endosurgery, Inc. (the “Company”) issued a press release announcing the marketing authorization of the Apollo ESGTM, Apollo ESG SxTM, Apollo REVISETM and Apollo REVISE SxTM Systems through the U.S. Food and Drug Administration’s (“FDA”) De Novo Classification process, which press release is attached as Exhibit 99.1 to this report.
The press release attached to this report as Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in the press release attached to this report as Exhibit 99.1 shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01    Other Events.
On July 13, 2022, the Company announced the marketing authorization of the Apollo ESGTM, Apollo ESG SxTM, Apollo REVISETM and Apollo REVISE SxTM Systems through the FDA’s De Novo Classification process. In a randomized controlled trial, the ESG procedure demonstrated safety and effectiveness with durability out to two years. The Apollo ESG and Apollo ESG Sx Systems are intended to be used by trained gastroenterologists or surgeons to facilitate weight loss in adults with obesity with Body Mass Index (BMI) between 30-50 kg/m2 who have not been able to lose weight or maintain weight loss through more conservative measures. The Apollo REVISE and Apollo REVISE Sx Systems are intended to be used by trained gastroenterologists or surgeons that perform bariatric procedures to facilitate weight loss in adult patients with obesity with BMI between 30-50 kg/m2 by enabling transoral outlet reduction (TORe) as a revision to a previous bariatric procedure.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Document
99.1	Press release, issued by Apollo Endosurgery, Inc., dated July 13, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENDOSURGERY, INC.

Dated:	July 13, 2022
		By:	/s/ Jeffrey Black
		Name:	Jeffrey Black
		Title:	Chief Financial Officer